UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PARAMOUNT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Information Regarding the Annual Meeting of Stockholders to be Held on May 19, 2020

On May 11, 2020, Paramount Group, Inc. (the “Company”) issued a press release related to the change in time and location of the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). As described in the press release, the Annual Meeting will now be held on Tuesday, May 19, 2020 at 9:00 a.m. (Eastern Time) in a virtual meeting format only.

The following press release and Notice of Change of Time and Location supplements the 2020 Notice of Annual Meeting included with the Company’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2020. These supplemental proxy materials are being filed with the SEC and made available to the stockholders on or about May 9, 2020.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged.

This additional information should be read in conjunction with the Proxy Statement.

PARAMOUNT TO HOLD VIRTUAL ANNUAL

MEETING OF STOCKHOLDERS

NEW YORK – May 11, 2020 – Paramount Group, Inc. (NYSE: PGRE) (“Paramount” or the “Company”) announced today that due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of its stockholders, the Annual Meeting of Stockholders to be held on Tuesday, May 19, 2020 (the “Annual Meeting”), will be held at 9:00 a.m. (Eastern Time) in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person.

As described in the previously distributed Proxy Statement and notice, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of the Company as of the close of business on March 23, 2020, the record date, or hold a legal proxy for the meeting provided by its bank, broker or nominee.  Stockholders who wish to attend the Annual Meeting should log in no later than 15 minutes prior to the scheduled start of 9:00 a.m. (Eastern Time) on Tuesday, May 19, 2020 at www.virtualshareholdermeeting.com/PGRE2020 to register. Stockholders may also access the meeting website through our own website at www.paramount-group.com. Stockholders must enter the 16-digit control number found on their proxy card, voting instruction form or notice previously received. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.  Whether or not stockholders plan to attend the Annual Meeting, we urge stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the Proxy Statement and notice for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in time or location and may continue to be used to vote Paramount shares in connection with the Annual Meeting.

About Paramount Group, Inc.

Headquartered in New York City, Paramount is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

Contact Information:

Wilbur Paes Executive Vice President, Chief Financial Officer 212-237-3122 ir@paramount-group.com	Robert Simone Director, Business Development & Investor Relations 212-237-3138 ir@paramount-group.com

Media:

212-492-2285

pr@paramount-group.com

Paramount Group, Inc.

1633 Broadway, Suite 1801

New York, NY 10019

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2020

The following Notice of Change of Time and Location relates to the proxy statement (the “Proxy Statement”) of Paramount Group, Inc. (the “Company”), dated April 7, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 19, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 9, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF TIME AND LOCATION OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2020

NOTICE IS HEREBY GIVEN that the time and location of the 2020 Annual Meeting of Stockholders of Paramount Group, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, May 19, 2020.  However, the Annual Meeting will now begin at 9:00 a.m. Eastern Time.  In addition, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting physically but will be able to vote and submit questions online at the meeting. If you have already authorized a proxy to vote your shares, you do not need to vote at the meeting and no additional action is required.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on March 23, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or nominee. The Annual Meeting will be available at www.virtualshareholdermeeting.com/PGRE2020 (the “Annual Meeting Website”) and you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you previously received.  You may also access the virtual Annual Meeting by visiting our website at http://www.paramount-group.com. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting Website or our website listed above. Check-in for the Annual Meeting will begin prior to the start of the meeting, and technical support will be available during this time.

You may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website during the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy and voting instructions in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in time and location and may continue to be used to vote your shares in connection with the Annual Meeting.

You will have the opportunity to submit questions during the virtual meeting using the directions on the meeting website that day. The Notice of Annual Meeting, proxy statement, Annual Report to Stockholders and Annual

Report on Form 10-K for the year ended December 31, 2019, are available at www.proxyvote.com.